UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2007
HANSEN MEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
380 North Bernardo Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On July 23, 2007, Hansen Medical, Inc. (“Hansen Medical”) entered into a lease agreement with MTV Research, LLC for 63,131 square feet of office space in Mountain View, California (the “Lease”). The stated term of the lease is until approximately November 31, 2014, but Hansen Medical has an option to extend the Lease until approximately November 31, 2019. The minimum yearly rent payable is $1,628,780 during year one of Lease and increases to $1,944,848 in year seven of the Lease. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which will be filed as an exhibit to Hansen Medical’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hansen Medical, Inc. (Registrant)
Date: July 23, 2007	/s/ Steven M. Van Dick
Steven M. Van Dick
Chief Financial Officer